Execution Version

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of June 13, 2022 and is by and among
(i)    OWENS CORNING, a Delaware corporation (the “Borrower”);
(ii)    the Lenders party to the Credit Agreement which are signatories hereto; and
(iii)    WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”).
Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement, and when used herein each term defined in Annex I hereto has the same meaning herein as provided therein.
W I T N E S S E T H :
WHEREAS, the Borrower, the financial institutions party thereto (the “Existing Lenders”), and the Administrative Agent are parties to the Amended and Restated Credit Agreement dated as of July 23, 2021 (the “Credit Agreement”); and
WHEREAS, the parties hereto wish to amend the Credit Agreement on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendments to Credit Agreement. Upon the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:
(a)The following defined terms are hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:
“First Amendment” shall mean the First Amendment to Amended and Restated Credit Agreement dated as of the First Amendment Effective Date by and among the Borrower, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” shall mean the Effective Date as defined in the First Amendment. For the avoidance of doubt, the First Amendment Effective Date is June 13, 2022.

(b)The defined term “Sanctioned Country” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
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“Sanctioned Country” shall mean a country, region or territory that is itself the subject of a comprehensive sanctions program (as of the First Amendment Effective Date, Cuba, Iran, North Korea, Syria, Crimea and the Luhansk and Donetsk regions of Ukraine).
(c)Section 6.17 of the Credit Agreement is hereby amended and restated in its entirety as follows:
6.17 Sanctions, Anti-Money Laundering and Anti-Corruption Laws. Neither the Borrower nor any of its Subsidiaries nor, to the knowledge of the Borrower, any of the officers, directors, employees or agents of itself or its Subsidiaries: (i) is, or is owned 50% or more by a Sanctioned Person or is the target of any Sanctions; or (ii) is located, incorporated, organized, or resident in a Sanctioned Country, in each case for clauses (i) and (ii) such that Administrative Agent or any Lender is prohibited under Sanctions from transacting with the Borrower. The Borrower will not use proceeds of any Extension of Credit in any manner that will cause a violation of Anti-Money Laundering Laws, Anti-Corruption Laws or Sanctions by any Person participating in the transaction contemplated by this Agreement. The Borrower and its Subsidiaries have implemented and maintain in effect policies and procedures designed to promote compliance by Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Money Laundering Laws, Anti-Corruption Laws and Sanctions, and the Borrower, its Subsidiaries and their respective officers and employees and to the knowledge of the Borrower, its and its Subsidiaries’ directors, employees and agents, are in compliance with Anti-Money Laundering Laws, Anti-Corruption Laws and Sanctions in all material respects.
2.Representations and Warranties. The Borrower hereby represents and warrants that:
(a)The representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of such date, except for any representation and warranty made as of an earlier date, which representation and warranty is true and correct in all material respects as of such earlier date; provided, that if a representation and warranty is qualified as to materiality, the materiality qualifier set forth above shall be disregarded with respect to such representation and warranty for purposes of this representation.
(b)Since December 31, 2021, nothing has occurred (singly or in the aggregate with all other occurrences) that has had, or could reasonably be expected to have, a Material Adverse Effect.
(c)No Default or Event of Default has occurred and is continuing as of the date hereof.

3.Effectiveness. This Amendment is a Loan Document and shall become effective upon the date (the “Effective Date”) of the satisfaction of all of the following conditions:
(a)the execution and delivery hereof by the Borrower, the Administrative Agent and the Required Lenders (without regard to whether it has been executed and delivered by all the Lenders); and
(b)the Borrower shall have paid on or prior to the Effective Date all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent accrued and unpaid prior to or on the Effective Date.
4.References; Effect. Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby. Except as specifically amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
5.No Waiver. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of or consent to any provision of the Credit Agreement or any other Loan Documents executed and/or delivered in connection therewith.
6.Counterparts. This Amendment may be executed in any number of counterparts (and by the different parties hereto on separate counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
7.Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REFERENCE TO THE CONFLICTS OR CHOICE OF LAW PRINCIPLES THEREOF.
8.Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized signatories to execute and deliver this Amendment as of the date first above written.

BORROWER:
OWENS CORNING
By:    /s/ Matthew Fortunak
Name: Matthew Fortunak
Title: Vice President and Treasurer
By:     /s/ Brian Hill
Name: Brian Hill
Title: Assistant Treasurer

Signature Page to
First Amendment to Amended and Restated Credit Agreement

AGENTS AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender, Swingline Lender and Lender

By:     /s/ Kay Reedy
Name: Kay Reedy
Title: Managing Director
Signature Page to
First Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:/s/ Erron Powers
Name: Erron Powers
Title: Director
Signature Page to
First Amendment to Amended and Restated Credit Agreement

CITIBANK, N.A., as an Issuing Lender and Lender

By:     /s/ Michael Vondriksa
Name: Michael Vondriska
Title: Vice President
Signature Page to
First Amendment to Amended and Restated Credit Agreement

BNP PARIBAS, as a Lender

By:     /s/Tony Baratta
Name: Tony Baratta
Title: Managing Director

By:     /s/ Michael Hoffman
Name: Michael Hoffman
Title: Managing Director
Signature Page to
First Amendment to Amended and Restated Credit Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:     /s/ Rose Mary Perez
Name: Rose Mary Perez
Title: Managing Director

By:     /s/ Gordon Yip
Name: Gordon Yip
Title: Director

Signature Page to
First Amendment to Amended and Restated Credit Agreement

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:     /s/ Zach Femal
Name: Zach Femal
Title: AVP

Signature Page to
First Amendment to Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By:     /s/ Jonathan Bennett
Name: Jonathan Bennett
Title: Executive Director

Signature Page to
First Amendment to Amended and Restated Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:     /s/ Scott Neiderheide
Name: Scott Neiderheide
Title: Senior Vice President

Signature Page to
First Amendment to Amended and Restated Credit Agreement

THE BANK OF NOVA SCOTIA, as a Lender

By:     /s/ Dhirendra Udharamaney
Name: Dhirendra Udharamaney
Title: Director

Signature Page to
First Amendment to Amended and Restated Credit Agreement

BANK OF CHINA, NEW YORK BRANCH, as a Lender

By:     /s/ Raymond Qiao
Name: Raymond Qiao
Title: Executive Vice President

Signature Page to
First Amendment to Amended and Restated Credit Agreement

GOLDMAN SACHS BANK USA, as a Lender

By:     /s/ Dan Martis
Name: Dan Martis
Title: Authorized Signatory

Signature Page to
First Amendment to Amended and Restated Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:     /s/ Kyle Patterson
Name: Kyle Patterson
Title: Senior Vice President

Signature Page to
First Amendment to Amended and Restated Credit Agreement

ING BANK N.V., DUBLIN BRANCH, as a Lender

By: /s/ Cormac Langford
Name: Cormac Langford
Title: Director

By:     /s/ Rosemary Healy
Name: Rosemary Healy
Title: Vice President
Signature Page to
First Amendment to Amended and Restated Credit Agreement

DANSKE BANK A/S, FINLAND BRANCH, as a Lender

By:     /s/ Juha Salmenpohja
Name: Juha Salmenpohja
Title:

Signature Page to First Amendment to Amended and Restated Credit Agreement
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